BRANDES CREDIT FOCUS YIELD FUND
Summary Prospectus

Class I Ticker Symbol: BCFIX Class S Ticker Symbol: BCFSX	January 31, 2012, As supplemented May 30, 2012

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at http://www.brandesinstitutionalfunds.com/bcfix/downloads.html.  You may also obtain this information at no cost by calling (800) 395-3807.  The Fund's Prospectus dated January 31, 2012 dated January 31, 2012, as supplemented May 30, 2012 and Statement of Additional Information, dated January 31, 2012, as supplemented March 13, 2012 and May 30, 2012, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Brandes Credit Focus Yield Fund (the “Credit Focus Yield Fund” or the “Fund”) seeks total return, consisting of both current income and capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Credit Focus Yield Fund.
Shareholder Fees (fees paid directly from your investment)
	Class I	Class S
	None	None
Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%	0.50%
Distribution (12b-1) Fees	0.00%	0.25%
Other Expenses(2)	2.11%	2.11%
Total Annual Fund Operating Expenses	2.61%	2.86%
Less Fee Waiver and/or Expense Reimbursement	-1.91%	-1.91%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.70%	0.95%

(1)
The Advisor has contractually agreed to limit the Credit Focus Yield Fund’s Class I and Class S annual operating expenses (excluding Acquired Fund Fees and Expenses, interest expense in connection with investment activities, taxes and extraordinary expenses), including repayment of previous waivers, to the following percentages of the Fund’s average daily net assets attributable to the specific classes through February 1, 2013: 0.70% and 0.95%, respectively (the “Expense Caps”).  The Expense Caps may be terminated at any time by the Board of Trustees upon 60 days notice to the Advisor, or by the Advisor with the consent of the Board.  The Advisor is permitted, with Board approval, to be reimbursed for fee reductions and/or expense payments made in the prior three years.  This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for the fiscal year (taking into account the reimbursement) does not exceed the Expense Caps or any lower expense caps measured at the time of reimbursement.

(2)	"Other Expenses" are based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the costs of investing in the Credit Focus Yield Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the contractual expense limitation for 1 year).  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class I	$72	$629
Class S	$97	$705

Portfolio Turnover

The Credit Focus Yield Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.

Principal Investment Strategies

Under normal market conditions, the Credit Focus Yield Fund invests primarily in debt securities issued by U.S. and foreign companies and debt obligations issued or guaranteed by the U.S. Government and foreign governments and their agencies and instrumentalities.  The Fund may also make investments in U.S. and foreign mortgage-backed securities, collateralized mortgage obligations, asset-backed debt securities and other forms of debt obligations and income producing securities, including but not limited to preferred stock, and loan participations and assignments.  The Credit Focus Yield Fund may invest up to 30% of its total fixed income assets, measured at the time of purchase, in non-U.S. dollar securities and may engage in currency hedging.  The Fund may use derivative instruments, such as options contracts, futures contracts and swap agreements, for risk management purposes or otherwise as part of its investment strategies.  Brandes Investment Partners, L.P., the investment advisor (the “Advisor”), uses the principles of value investing to analyze and select debt Fund’s securities for the Credit Focus Yield Fund’s investment portfolio.  As part of this process, the Advisor reviews such measures as the issuer’s free cash flow, debt-to-equity ratio, earnings before interest, taxes, depreciation and amortization (“EBITDA”)-to-interest ratio, debt-to-EBITDA ratio or other measures of credit worthiness in evaluating the securities of a particular issuer.

The Credit Focus Yield Fund may invest in instruments of any maturity or with no maturity and it may invest in both investment-grade securities and non-investment grade securities (also known as “high-yield bonds” or “junk bonds”).  The Credit Focus Yield Fund invests in securities that can be purchased at prices or yield premiums over U.S. Treasury securities (or other relatively risk free securities) which the Advisor believes to be attractive based on the Advisor’s assessment of each security’s intrinsic value.  The Advisor will typically sell a security from the Fund’s portfolio when the Advisor’s research process identifies a significantly better investment opportunity.  The Advisor may also sell certain portfolio securities from time to time in order to adjust the average maturity, duration or yield of the Fund’s portfolio or to meet requests for redemption of Fund shares.

Principal Investment Risks

Because the values of the Credit Focus Yield Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund.  You could lose money on your investment in the Credit Focus Yield Fund, or the Fund could underperform other investments.  Principal risks of the Fund are as follows:

•
Bank Debt Risk – Investments in bank debt involve credit risk, interest rate risk, liquidity risk and other risks, including the risk that any loan collateral may become impaired or that the Fund may obtain less than the full value for the loan interests when sold.

•
Credit Risk – Fixed income securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.  The value of an issuer’s securities held by the Fund may decline in response to adverse developments with respect to the issuer.

•
Debt/Fixed Income Securities Risk – As with most fixed income funds, the income on and value of your shares in the Credit Focus Yield Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline.  When interest rates fall, the prices of these securities usually increase.

•
Derivatives Risk – The Credit Focus Yield Fund’s use of derivative instruments, such as options contracts, futures contracts or swap agreements, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments.

•
Equity Market Risk – The Credit Focus Yield Fund may invest in preferred stocks.  The values of equity securities fluctuate in response to the activities of individual companies and general stock market and economic conditions.

•
Foreign and Emerging Markets Securities Risk – Investing in foreign securities poses additional risks.  The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments and other overall economic conditions in the countries where the Credit Focus Yield Fund invests.  Emerging markets countries involve greater risk and volatility than more developed markets.  Some emerging markets countries may have fixed or managed currencies that are not free-floating against the U.S. dollar.  Certain of these currencies may experience substantial fluctuations or steady devaluation relative to the U.S. dollar.

•
Liquidity Risk – Liquidity risk exists when particular investments are difficult to purchase or sell.  The Fund’s investments in illiquid securities may reduce the return of the Fund because it may be unable to sell such illiquid securities at an advantageous time or price.

•
Mortgage- and Asset-Backed Securities Risk – Mortgage- and asset-backed securities may decline in value when defaults on the underlying mortgage or assets occur and may exhibit additional volatility in periods of changing interest rates.  When interest rates decline, the prepayment of mortgages or assets underlying such securities may require the Fund to reinvest that money at lower prevailing interest rates, resulting in reduced returns.

•
Non-Investment Grade (Junk Bond) Securities Risk – Below investment grade debt securities (also known as “junk bonds”) are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness.  The market prices of these debt securities may fluctuate more than the market prices of investment grade debt securities and may decline significantly in periods of general economic difficulty.

•
Portfolio Turnover Risk – The Credit Focus Yield Fund is actively managed, which means that the Advisor may frequently buy and sell securities.  Frequent trading increases a Fund’s portfolio turnover rate and may increase transaction costs, such as brokerage commissions and taxes.  Increased transaction costs could detract from the Fund’s performance.

•	U.S. Government Obligations Risk – U.S. Government obligations may be adversely impacted by changes in interest rates, and may not be backed by the full faith and credit of the U.S. Government.

Performance

The following performance information provides some indication of the risks of investing in the Credit Focus Yield Fund.  The bar chart below illustrates how the Fund’s total returns have varied from year to year.  The table below compares the Fund’s total return over time to a broad-based securities index.  The chart and table assume reinvestment of dividends and distributions.  Of course, past performance, before and after taxes, does not indicate how the Credit Focus Yield Fund will perform in the future.  Updated performance is available on the Fund’s website www.brandesinstitutionalfunds.com.

Brandes Credit Focus Yield Fund
Year-by-Year Total Returns as of December 31, 2011
for Class I Shares

Best Quarter	Q2	2009	17.43%
Worst Quarter	Q3	2008	-13.78%

Brandes Credit Focus Yield Fund
Average Annual Total Returns
For periods ending December 31, 2011
Brandes Credit Focus Yield Fund	1 Year	5 Years	10 Years
Class I Shares
Return Before Taxes	4.06%	3.96%	6.10%
Return After Taxes on Distributions	N/A	N/A	N/A
Return After Taxes on Distributions and Sale of Fund Shares	N/A	N/A	N/A
Class S Shares
Return Before Taxes	4.06%	3.96%	6.10%
Barclays Capital U.S. Intermediate Credit Index (reflects no deduction for fees, expenses or taxes)	5.37%	6.21%	5.79%

More on the Credit Focus Yield Fund’s Performance

Prior to February 1, 2012, the Advisor managed a private investment fund with policies, guidelines and restrictions that were, in all material respects, equivalent to those of the Credit Focus Yield Fund.  The performance information shown for periods before February 1, 2012 is that of the private investment fund and reflects the net expenses of the private investment fund, which were lower than the Credit Focus Yield Fund’s Class I and Class S current net expenses.  The performance of the private investment fund prior to February 1, 2012 is based on calculations that are different than the standardized method of calculations presented by the SEC.  If the private investment fund’s performance had been readjusted to reflect Class I and Class S expenses, the performance would have been lower and Class S performance would have differed from Class I performance.  The private investment fund was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected its performance.

Management

Investment Advisor. Brandes Investment Partners, L.P.

Portfolio Managers	Position with Advisor	Managed the Fund Since:
Charles S. Gramling, CFA	Director of Fixed Income and Fixed Income Investment Committee Member	2012
David J. Gilson, CFA	Associate Portfolio Manager/Analyst and Fixed Income Investment Committee Member	2012
Timothy M. Doyle, CFA	Fixed Income Associate Portfolio Manager/Analyst	2012

Purchase and Sale of Fund Shares

You may purchase or redeem Fund shares on any business day by written request via mail (Brandes Credit Focus Yield Fund, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53201-0701), by wire transfer, by telephone at (800) 395-3807, or through a financial intermediary.  The minimum initial investment in the Fund is $1 million.  There is no minimum for subsequent investments.

Tax Information

The Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Distributions on investments made through tax deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.